EXHIBIT 31.2

                                  CERTIFICATION

                           Pursuant to 18 U.S.C. 1350
                 (Section 302 of the Sarbanes-Oxley Act of 2002)


I, Yuanmei Ma, Chief Financial Officer of ZHONGPIN INC., certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of ZHONGPIN INC.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


Date:    April 5, 2006                         By: /s/ Yuanmei Ma
                                                   -----------------------------
                                                       Yuanmei Ma
                                                       Chief Financial Officer